THE ONCOLOGY INSTITUTE, INC.
REGISTRATION RIGHTS CONSENT, AMENDMENT, AND WAIVER
    Reference is made to that certain Amended and Restated Registration Rights Agreement, dated as of November 12, 2021, by and among The Oncology Institute, Inc. (f/k/a DFP Healthcare Acquisitions Corp.), a Delaware corporation (the “Company”), DFP Sponsor LLC, a Delaware limited liability company (the “Sponsor”), and each of the Persons listed on the Schedule of Investors therein and each of the other Persons set forth on the Schedule of Investors who, at any time, own securities of the Company and enter into a joinder to the agreement (each an “Investor” and collectively, “Investors”) (the “Existing RRA”). All capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to such terms in the Existing RRA.
    Whereas, the Company proposes to enter into that certain Facility Agreement (the “Facility Agreement”), by and among each other Person from time to time party thereto, Deerfield Capital, L.P. (“Deerfield”) as Administrative Agent for the financial institutions from time to time party thereto as “Lenders,” (the “Facility Agreement”), pursuant to which it will conduct a private placement of secured convertible notes (the “Notes”) and warrants (the “Warrants”) to purchase shares of the Company’s common stock (the “Common Stock”), par value $0.0001 per share (the “Notes Offering”);
    Whereas, in connection with the Notes Offering, the Company proposes to enter into a new Registration Rights Agreement (the “New RRA”) substantially in the form attached as Exhibit A hereto with Deerfield, pursuant to which the Company intends to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, one or more registration statements, prospectuses, amendments or supplements thereto covering the resale of the shares of Common Stock (the “Resale Shares”) issuable upon conversion or exercise of the Notes and Warrants (as so filed and as amended and/or supplemented from time to time, the “Registration Statement”);
Whereas, pursuant to Section 2(h) of the Existing RRA, without the prior written consent of the holders of a majority of the Registrable Securities then outstanding, the Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities, options or rights convertible or exchangeable into or exercisable for such securities; and
Whereas, pursuant to Section 3 of the Existing RRA, the Company shall provide certain piggyback and notice rights to the Investors;
Whereas, pursuant to Section 12(a), the Company shall not enter into any agreement with respect to its securities which is inconsistent with or violates or in any way impairs the rights granted to the Investors in the Existing RRA;
Whereas, the undersigned Investors desire to amend the Existing RRA to correct the definition of “TOI Investors” in the Existing RRA;
Whereas, pursuant to Section 12(d) of the Existing RRA, except as otherwise provided therein, the provisions of the Existing RRA may be amended or waived only with the prior written consent of the Company and the holders of a majority of the Registrable Securities then outstanding; provided, that (i) such majority shall include the Majority Deerfield Investors for so long as the Deerfield Investors hold at least 5% of the outstanding Common Stock on the date of such amendment or waiver (assuming the exercise of all warrants, and the conversion of all preferred stock and other convertible securities, held by the Deerfield Investors without giving effect to any restrictions or limitations on exercise or conversion thereof) and (ii) such majority shall include the Majority TOI Investors for so long as the TOI Investors hold at least 5% of the outstanding Common Stock on the date of such amendment or waiver, provided, further, that no amendment may materially and disproportionately adversely affect the rights of any holder of Registrable Securities compared to other holders of Registrable Securities without the consent of such adversely affected holder;
    Whereas, the undersigned Investors desire, for and on behalf of all Investors, to consent to the Company entering into the New RRA pursuant to Section 2(h); and

|US-DOCS\119959921.2||

Whereas, the undersigned Investors desire to (i) waive Section 3 of the Existing RRA with respect to the Registration Statement and related notice rights as provided therein with respect to the filing of the Registration Statement with the Commission and any offering of securities thereunder, and (ii) waive Section 12(a) of the Existing RRA with respect to the New RRA and any terms provided thereunder.
Now, Therefore, in consideration of the foregoing, the undersigned Investors hereby agree with the Company as follows:
1.Consent to New RRA.
    The undersigned Investors, as the majority holders of Registrable Securities under Section 2(h) of the Existing RRA, hereby consent to the Company entering into the New RRA and the grant of the rights thereunder.
2.Waiver of Notice.
The undersigned Investors hereby permanently and irrevocably waive, for and on behalf of all Investors, any and all rights to notice under the Existing RRA Section 2(h) with respect to the Registration Statement, including without limitation, any amendments and supplements thereto, and combined registration statements therewith, and any offering of securities thereunder.

3.Waiver of Section 3 and Section 12(a).
    The undersigned Investors hereby, for themselves as of the date hereof, and, to the extent additional Investors required to meet the requirements under Section 12(d) agree at a later date, for and on behalf of all Investors, permanently and irrevocably waive Section 3 of the Existing RRA, Section 12(a) of the Existing RRA and all other related or similar rights under the Existing RRA with respect to the Registration Statement, including without limitation, any amendments and supplements thereto, and combined registration statements therewith, and any offering of securities thereunder, and with respect to entry into the New RRA.
4.Amendment to TOI Investors
The undersigned Investors hereby agree to amend and restate the definition of TOI Investors under the Existing RRA to read as follows:

“(x) “TOI Investors” means M33 Growth I L.P., TOI M, LLC, TOI HC I, LLC, Oncology Care Partners, LLC, Jimmy Holdings, Inc., and Agajanian Holdings, LLC and their direct and indirect transferees, if any, who become a party to this Agreement pursuant to Section 12(f) of this Agreement.”

5.Company’s Reasonable Best Efforts
The Company will use its reasonable best efforts to obtain the consent of the applicable Investors required under Section 12(d) of the Existing RRA with respect to (i) the waiver of Section 3 and Section 12(a) of the Existing RRA, and (ii) the amendment to the definition of “TOI Investors” in the Existing RRA.

6.Miscellaneous.
Each of the undersigned Investor understands and acknowledges that the Company is relying on this Registration Rights Consent, Amendment, and Waiver and in connection therewith hereby represents and warrants to the Company that (i) such Investor has the full right, power and authority to execute and deliver this Registration Rights Consent, Amendment, and Waiver, (ii) except as previously disclosed to the Company, such Investor has not sold, transferred or otherwise disposed of any Registrable Securities prior to the date of execution of this Registration Rights Consent, Amendment, and Waiver by such Investor, and (iii) this Registration Rights Consent, Amendment, and Waiver has been duly executed and delivered by such Investor and constitutes the legal, valid and binding obligation thereof.

|
|US-DOCS\119959921.2||

This Registration Rights Consent, Amendment, and Waiver may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute the same Registration Rights Consent, Amendment, and Waiver. This Registration Rights Consent, Amendment, and Waiver is being signed by each undersigned Investor with respect to all Registrable Securities held by the same, as a stockholder of the Company and for all other purposes. This Registration Rights Consent, Amendment, and Waiver is irrevocable and shall be effective with respect to each of the undersigned Investors and all affiliates, successors, heirs, personal representatives, and assigns of the undersigned Investors. This Registration Rights Consent, Amendment, and Waiver shall be governed by and construed in accordance with the laws of the State of Delaware without reference to its principles of conflict of laws that would result in the application of the laws of any other jurisdiction. Whenever possible, each provision of this Registration Rights Consent, Amendment, and Waiver shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Registration Rights Consent, Amendment, and Waiver is held to be prohibited by or invalid, illegal or unenforceable in any respect under any applicable law, such provision shall be ineffective only to the extent of such prohibition, invalidity, illegality or unenforceability, without invalidating the remainder of this Registration Rights Consent, Amendment, and Waiver.

[Signature Pages Follow]

|
|US-DOCS\119959921.2||

    In Witness Whereof, the Company and each of the undersigned Investors has executed this Registration Rights Consent, Amendment, and Waiver on the dates set forth below.

Date: August 9, 2022
Deerfield Private Design Fund IV, L.P.
By: Deerfield Mgmt IV, L.P., Its General Partner
By: J.E. Flynn Capital IV, LLC, Its General Partner

By: /s/ David Clark
_____________________________________
Name: David Clark
Title: Authorized Signatory

Date: August 9, 2022
Deerfield Partners, L.P.
By: Deerfield Mgmt, L.P., Its General Partner
By: J.E. Flynn Capital IV, LLC, Its General Partner

By: /s/ David Clark
_____________________________________
Name: David Clark
Title: Authorized Signatory

Date: August 9, 2022	M33 Growth I L.P. By: /s/ Gabriel Ling _____________________________________ Name: Gabriel Ling Title: Managing Director

[Signature Page to Registration Rights Waiver]

Date: August 9, 2022	TOI M, LLC By: /s/ Gabriel Ling _____________________________________ Name: Gabriel Ling Title: Authorized Person
Date: August 5, 2022	Oncology Care Partners, LLC By: /s/ Ravi Sarin _____________________________________ Name: Ravi Sarin Title: Member
[Signature Page to Registration Rights Consent]

Acknowledged and Agreed:

The Oncology Institute, Inc.

By: /s/ Mark Hueppelsheuser

Name: Mark Hueppelsheuser
Title: General Counsel
[Signature Page to Registration Rights Waiver]

EXHIBIT A
[Signature Page to Registration Rights Waiver]